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                          VAN KAMPEN SERIES FUND, INC.
                            ON BEHALF OF ITS SERIES,
                      VAN KAMPEN INTERNATIONAL MAGNUM FUND

                     SUPPLEMENT DATED JUNE 30, 2004 TO THE
               CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
                       PROSPECTUS DATED OCTOBER 31, 2003,
                AS PREVIOUSLY SUPPLEMENTED ON NOVEMBER 21, 2003
                             AND NOVEMBER 30, 2003

     The Prospectus is hereby supplemented as follows:

     The Board of Directors (the "Board") of Van Kampen Series Fund, Inc. (the "Series Fund") has approved a proposed reorganization of Van Kampen International Magnum Fund (the "International Magnum Fund"), a series of the Series Fund, into Van Kampen International Advantage Fund (the "International Advantage Fund"), a series of Van Kampen Equity Trust II. The proposed reorganization will be presented to shareholders of the International Magnum Fund for approval at a special meeting of shareholders.

     If the proposed reorganization is approved, International Magnum Fund shareholders will receive shares of the International Advantage Fund in exchange for their shares of the International Magnum Fund. Shareholders will receive the same class of shares of the International Advantage Fund equal in value to their class of shares of the International Magnum Fund. Upon completion of the reorganization, the International Magnum Fund will dissolve pursuant to a plan of dissolution adopted by the Board.

     The International Magnum Fund will be closed for purchases by new investors at the close of business on July 12, 2004.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                   MSIM SPT 6/04
                                                                    65008 SPT-01